UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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MLIG Variable Insurance Trust

(Name of Registrant as Specified in its Charter)
N/A

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MLIG VARIABLE INSURANCE TRUST

ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
ROSZEL/DAVIS LARGE CAP VALUE PORTFOLIO
ROSZEL/BLACKROCK RELATIVE VALUE PORTFOLIO
ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
ROSZEL/FAYEZ SAROFIM LARGE CAP CORE PORTFOLIO
ROSZEL/ALLIANCEBERNSTEIN LARGE CAP CORE PORTFOLIO
ROSZEL/LOOMIS SAYLES LARGE CAP GROWTH PORTFOLIO
ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO
ROSZEL/MARSICO LARGE CAP GROWTH PORTFOLIO
ROSZEL/ALLIANZ CCM CAPITAL APPRECIATION PORTFOLIO
ROSZEL/ALLIANZ NFJ MID CAP VALUE PORTFOLIO
ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
ROSZEL/CADENCE MID CAP GROWTH PORTFOLIO
ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
ROSZEL/ALLIANZ NFJ SMALL CAP VALUE PORTFOLIO
ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO
ROSZEL/JPMORGAN SMALL CAP GROWTH PORTFOLIO
ROSZEL/DELAWARE TREND PORTFOLIO
ROSZEL/LAZARD INTERNATIONAL PORTFOLIO
ROSZEL/JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
ROSZEL/BLACKROCK FIXED-INCOME PORTFOLIO
ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO

April 11, 2008
Dear Contract Owner:
A special meeting (the “Meeting”) of the shareholders of each of the above listed portfolios (together, the “Portfolios,” and each, a “Portfolio”), each an investment portfolio of the MLIG Variable Insurance Trust (the “Trust”), will be held on May 30, 2008, at 1700 Merrill Lynch Drive, Pennington, NJ 08534, beginning at 9:00 a.m. Eastern Time, or any adjournment or adjournments thereof. Although separate accounts of Merrill Lynch Life Insurance Company and Merrill Lynch Life Insurance Company of New York (together, the “Insurance Companies,” and each, an “Insurance Company”) are the only shareholders of the Portfolios, as an owner of record of a variable annuity contract or variable life insurance contract (each, a “variable contract”) investing in one or more of the Portfolios, you have the right to instruct your Insurance Company as to the manner in which shares of the Portfolios attributable to your variable contract should be voted. The enclosed materials discuss several proposals (the “Proposals” or each, a “Proposal”) to be voted on at the Meeting and contain the Notice of Special Meeting, Proxy Statement and Voting Instruction Card(s).

At the Meeting, and as described in the Proxy Statement accompanying this letter, shareholders of each Portfolio will be asked:
1.	To elect three individuals, each of whom currently serves as a trustee for the Trust, to continue to serve as trustees for indefinite terms and until their successors shall take office.

2.	To approve the amendment of each Portfolio’s fundamental investment restriction with respect to each of the following:
(a) diversification;
(b) industry concentration;
(c) borrowing; and
(d) commodities.
3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.
The Trust’s Board of Trustees has concluded that the Proposals are in the best interest of the contract owners invested in the Portfolios and unanimously recommends that you instruct your Insurance Company to vote “FOR” each Proposal.
I encourage you to review the enclosed materials, which explain the proposals in more detail. Please vote and return your Voting Instruction Card(s) in the enclosed postage paid envelope as soon as possible. Alternatively, you may vote by telephone by calling the toll-free number on the Voting Instruction Card, or by computer by going to the Internet address provided on the Voting Instruction Card and following the instructions, using your Voting Instruction Card as a guide. Your voting instructions are important and we hope you will respond today no matter how large or small your holdings may be.
If you have any questions before you vote, please call 1-866-450-8471. We will help you get the answers you need promptly. Thank you for your participation in this important matter.

Sincerely,

Barry Skolnick
Secretary
MLIG Variable Insurance Trust

2

MLIG VARIABLE INSURANCE TRUST
ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
ROSZEL/DAVIS LARGE CAP VALUE PORTFOLIO
ROSZEL/BLACKROCK RELATIVE VALUE PORTFOLIO
ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
ROSZEL/FAYEZ SAROFIM LARGE CAP CORE PORTFOLIO
ROSZEL/ALLIANCEBERNSTEIN LARGE CAP CORE PORTFOLIO
ROSZEL/LOOMIS SAYLES LARGE CAP GROWTH PORTFOLIO
ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO
ROSZEL/MARSICO LARGE CAP GROWTH PORTFOLIO
ROSZEL/ALLIANZ CCM CAPITAL APPRECIATION PORTFOLIO
ROSZEL/ALLIANZ NFJ MID CAP VALUE PORTFOLIO
ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
ROSZEL/CADENCE MID CAP GROWTH PORTFOLIO
ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
ROSZEL/ALLIANZ NFJ SMALL CAP VALUE PORTFOLIO
ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO
ROSZEL/JPMORGAN SMALL CAP GROWTH PORTFOLIO
ROSZEL/DELAWARE TREND PORTFOLIO
ROSZEL/LAZARD INTERNATIONAL PORTFOLIO
ROSZEL/JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
ROSZEL/BLACKROCK FIXED-INCOME PORTFOLIO
ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO

1700 MERRILL LYNCH DRIVE
PENNINGTON, NJ 08534

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
to be held on May 30, 2008

To owners of variable life insurance contracts and variable annuity contracts (together, the “variable contracts”) issued by Merrill Lynch Life Insurance Company and Merrill Lynch Life Insurance Company of New York (together, the “Insurance Companies,” and each an “Insurance Company”) entitled to give voting instructions in connection with certain separate accounts established by the Insurance Companies:
Notice is hereby given that the MLIG Variable Insurance Trust (the “Trust”) will hold a special meeting (the “Meeting”) of the shareholders of each of the above listed portfolios, each an investment portfolio of the Trust (together, the “Portfolios,” and each, a “Portfolio”), on May 30, 2008, beginning at 9 a.m. Eastern Time, at 1700 Merrill Lynch Drive, Pennington, NJ 08534.
At the Meeting shareholders of each Portfolio will be asked:

1.	To elect three individuals, each of whom currently serves as a trustee for the Trust, to serve as trustees for indefinite terms and until their successors shall take office.

2.	To approve the amendment of each Portfolio’s fundamental investment restriction with respect to each of the following:
(a) diversification;
(b) industry concentration;
(c) borrowing; and
(d) commodities.
3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.
Separate accounts of the Insurance Companies are the only shareholders of the Portfolios. However, the Insurance Companies hereby solicit and agree to vote the shares of the Portfolios attributable to the Insurance Companies and such separate accounts at the Meeting in accordance with timely instructions received from owners of the variable contracts having contract values allocated to such separate accounts invested in such shares.
Shareholders of record at the close of business on March 20, 2008 (the “Record Date”) are entitled to notice of and to vote at the Meeting. As a variable contract owner of record at the close of business on the Record Date, you have the right to instruct your Insurance Company as to the manner in which shares of the Trust attributable to your variable contract should be voted. A Proxy Statement is attached to this Notice that describes the matters to be voted upon at the Meeting or any adjournment(s) thereof, and a Voting Instruction Card(s) is enclosed for you to provide your voting instructions to your Insurance Company.
Your voting instructions on these proposals are important. Please provide your voting instructions as soon as possible to save the expense of additional solicitations. You can vote quickly and easily by completing and mailing the enclosed Voting Instruction Card(s). Just follow the simple instructions that appear on your enclosed Voting Instruction Card(s). Alternatively, you may vote by telephone by calling the toll-free number on the Voting Instruction Card(s), or by computer by going to the Internet address provided on the Voting Instruction Card(s) and following the instructions, using your Voting Instruction Card(s) as a guide.

By Order of the Board of Trustees,

Barry Skolnick
Secretary
April 11, 2008

2

MLIG VARIABLE INSURANCE TRUST

ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
ROSZEL/DAVIS LARGE CAP VALUE PORTFOLIO
ROSZEL/BLACKROCK RELATIVE VALUE PORTFOLIO
ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
ROSZEL/FAYEZ SAROFIM LARGE CAP CORE PORTFOLIO
ROSZEL/ALLIANCEBERNSTEIN LARGE CAP CORE PORTFOLIO
ROSZEL/LOOMIS SAYLES LARGE CAP GROWTH PORTFOLIO
ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO
ROSZEL/MARSICO LARGE CAP GROWTH PORTFOLIO
ROSZEL/ALLIANZ CCM CAPITAL APPRECIATION PORTFOLIO
ROSZEL/ALLIANZ NFJ MID CAP VALUE PORTFOLIO
ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
ROSZEL/CADENCE MID CAP GROWTH PORTFOLIO
ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
ROSZEL/ALLIANZ NFJ SMALL CAP VALUE PORTFOLIO
ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO
ROSZEL/JPMORGAN SMALL CAP GROWTH PORTFOLIO
ROSZEL/DELAWARE TREND PORTFOLIO
ROSZEL/LAZARD INTERNATIONAL PORTFOLIO
ROSZEL/JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
ROSZEL/BLACKROCK FIXED-INCOME PORTFOLIO
ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO

PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 30, 2008
This Proxy Statement is being furnished on behalf of the board of trustees (the “Board” or the “Board of Trustees”) of the MLIG Variable Insurance Trust (the “Trust”) by Merrill Lynch Life Insurance Company and Merrill Lynch Life Insurance Company of New York (together, the “Insurance Companies,” and each, an “Insurance Company”) to owners (“Contract Owners” and each a “Contract Owner”) of variable annuity contracts and variable life insurance contracts (together, the “variable contracts”) issued by the Insurance Companies and having contract values on March 20, 2008 (the “Record Date”) allocated to sub-accounts of certain separate accounts (the “Separate Accounts”) of the Insurance Companies that are invested in shares of one or more of the above listed portfolios (together, the “Portfolios,” and each, a “Portfolio”), each an investment portfolio of the Trust. This Proxy Statement and attached materials are being mailed on or about April 17, 2008.

This Proxy Statement is accompanied by a Voting Instruction Card(s) for Contract Owners to use to instruct the Insurance Company that issued their contract how to vote at the special meeting (the “Meeting”) of shareholders of the Portfolios. The Meeting is to be held on May 30, 2008 at 1700 Merrill Lynch Drive, Pennington, NJ 08534, beginning at 9:00 a.m. Eastern Time, for the purposes set forth below and in the accompanying Notice of Special Meeting.
          At the Meeting, and at any adjournment(s) thereof, the shareholders will be asked to vote on the following matters:
1.	To elect three individuals, each of whom currently serves as a trustee for the Trust, to serve as trustees for indefinite terms and until their successors shall take office.

2.	To approve the amendment of each Portfolio’s fundamental investment restriction with respect to each of the following:
(a) diversification;
(b) industry concentration;
(c) borrowing; and
(d) commodities.
3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.
The Trust’s Board of Trustees has concluded that the Proposals are in the best interest of the Contract Owners invested in the Portfolios and unanimously recommends that you instruct your Insurance Company to vote “FOR” each Proposal.
Copies of the Trust’s most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request by calling the MLIG Service Center at 1-800-535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.
INTRODUCTION
General
The Trust was organized in Delaware on February 14, 2002 as a statutory trust, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into 24 series corresponding to the 24 Portfolios named in this Proxy Statement.

Investment Management
Roszel Advisors LLC (“Roszel Advisors”) serves as the investment manager to the Trust. Roszel Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Roszel Advisors is a wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc. Its principal business address is 1700 Merrill Lynch Drive, Pennington, NJ 08534.
Roszel Advisors is responsible for the overall management of the Trust and for retaining subadvisers to manage the assets of each Portfolio according to its investment objective and strategies. Roszel Advisors has engaged at least one subadviser for each Portfolio to provide that Portfolio with day-to-day portfolio management.
Shareholders
The Insurance Companies, through the Separate Accounts, are the only shareholders of record of each of the Portfolios. Each Separate Account is a segregated asset account established by an Insurance Company and each is registered with the SEC under the 1940 Act as a unit investment trust. Premiums paid by a Contract Owner may be allocated to one or more of the sub-accounts of each Separate Account that invest in shares of the Portfolios. Each sub-account invests in shares corresponding to a Portfolio of the Trust.
VOTING INFORMATION
Each Insurance Company will vote the shares of the Portfolios held by its Separate Accounts at the Meeting in accordance with timely instructions received from persons entitled to give voting instructions under the variable contracts. All properly executed Voting Instruction Cards (including telephone and Internet votes) received by the issuing Insurance Company by the close of business on May 29, 2008 will be counted for purposes of voting at the Meeting.
The number of shares of each Portfolio for which a Contract Owner may give voting instructions is based on the number of shares, or fraction of shares, held in the Separate Account attributable to the Contract Owner’s variable contract on the Record Date. Each share has one vote for each dollar of net asset value, and fractional votes are counted.
In the event that one or more Contract Owners fails to provide the Insurance Company with voting instructions, the Insurance Company will vote the shares attributable to such Contract Owner(s) (for, against or abstaining) in the same proportions as all shares for which instructions have been received from other Contract Owners investing through those Separate Accounts, if the Insurance Company receives voting instructions attributable to at least 10% of the shares it holds. If the threshold is not reached, the Insurance Company will not vote its shares. If neither Insurance Company can vote its shares, either or both of the Insurance Companies may propose an adjournment to solicit additional voting instructions. If a Voting Instruction Card is returned by a Contract Owner without indicating a voting instruction, the Insurance Company will vote those shares FOR the Proposal. As a result of this voting process, a relatively small number of Contract Owners can determine the outcome of the votes.

In certain circumstances, an Insurance Company has the right to disregard voting instructions from certain Contract Owners, although each Insurance Company does not believe that these circumstances exist with respect to the matters currently before shareholders. Contract Owners may revoke voting instructions given to an Insurance Company at any time prior to the Meeting by notifying the Insurance Company’s agent in writing: Broadridge, 51 Mercedes Way, Edgewood, NY, 11717.
Solicitation of Voting Instructions
Voting instructions are being solicited by mail. In addition to the solicitation of voting instructions by mail, officers and employees of Roszel Advisors, the Insurance Companies, or their affiliates may solicit voting instructions in person, by telephone, and electronically, including through the internet. Roszel Advisors will employ Broadridge Financial Solutions, Inc. (“Broadridge”) as a proxy solicitor and will pay Broadridge a flat fee of $24,000 plus out-of-pocket expenses of approximately $27,400. All expenses incurred in connection with the preparation of this Proxy Statement and the solicitation of instructions will be paid by Roszel Advisors.
Contract Owners should provide voting instructions by completing the enclosed Voting Instruction Card(s) and mailing it in the postage paid envelope to the address shown on the Voting Instruction Card(s). Alternatively, Contract Owners may vote by telephone by calling the toll-free number on the Voting Instruction Card(s), or by computer by going to the Internet address provided on the Voting Instruction Card(s) and following the instructions, using the Voting Instruction Card(s) as a guide.
Shareholder Information
Each Portfolio currently has only one class of shares outstanding. Through the Separate Accounts, the Insurance Companies are the only shareholders of record of the Portfolios. The number of shares outstanding, the net asset value per share, and the votes eligible to be cast at the Meeting with respect to each Portfolio, the percentage ownership of the outstanding shares of each Portfolio by each of the Insurance Companies, and other share ownership information, as of the Record Date, are set forth in Appendix A (“Outstanding Shares and Share Ownership”) of this Proxy Statement.
Quorum
The presence, in person or by proxy, of shareholders entitled to cast at least 30% of the votes entitled to be cast for each Portfolio constitutes a quorum for the Meeting for that Portfolio. However, because all shareholders of the Trust vote together on Proposal 1, a quorum for that vote is the presence, in person or by proxy, of shareholders entitled to cast at least 30% of the votes entitled to be cast for all shares of the Trust. Because the Separate Accounts are the holders of record of all the Outstanding Shares, the Trust expects all such shares to be present at the Meeting.
Adjournments
It is possible that the Trust may propose to the Insurance Companies one or more adjournments of the Meeting. Any such adjournment with respect to each Portfolio will require an affirmative vote by the holders of a majority of the Outstanding Shares of that Portfolio present (in person or by proxy) at the Meeting. Each Insurance Company will vote upon such adjournment after consideration of the best interests of all Contract Owners invested in the Portfolio.

Vote Required
For Proposal 1, Trustees are elected by a plurality of the votes cast by holders of shares of the Trust present in person or represented by proxy at the Meeting.
With respect to each Portfolio, Proposals 2(a) – 2(d) require the approval of a “Majority of the Outstanding Voting Securities” of that Portfolio, which term, for purposes of this Proxy Statement and as defined in the 1940 Act, means the lesser of (A) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of that Portfolio are present or represented by proxy, or (B) more than 50% of the outstanding shares of the Portfolio.
Abstentions are counted as shares eligible to vote at the Meeting for purposes of establishing a quorum, but will not count as votes cast with respect to a proposal. Broker non-votes (i.e., proxies from broker or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary voting power) will be treated the same as abstentions. Accordingly, abstentions and broker non-votes will effectively be a vote against a Proposal for which the required vote is a percentage of the outstanding voting securities and will have no effect on the vote of the adjournment.
The appointed proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.
SUMMARY OF PROPOSALS

Proposal
Number	Proposal	Portfolio Solicited
1	To elect three individuals to serve as trustees for indefinite terms and until their successors shall take office.	All Portfolios of the Trust will vote on Proposal 1.

2(a)	To approve the amendment of each Portfolio’s fundamental investment restriction with respect to diversification requirements.	Shareholders of each Portfolio will vote separately on Proposal 2(a).

2(b)	To approve the amendment of each Portfolio’s fundamental investment restriction with respect to industry concentration.	Shareholders of each Portfolio will vote separately on Proposal 2(b).

2(c)	To approve the amendment of each Portfolio’s fundamental investment restriction with respect to borrowing.	Shareholders of each Portfolio will vote separately on Proposal 2(c).

2(d)	To approve the amendment of each Portfolio’s fundamental investment restriction with respect to commodities.	Shareholders of each Portfolio will vote separately on Proposal 2(d).

The Trust’s Board of Trustees has concluded that the Proposals are in the best interest of the Contract Owners invested in the Portfolios and unanimously recommends that you instruct your Insurance Company to vote “FOR” each Proposal.
PROPOSAL 1
ELECTION OF THREE TRUSTEES AS
MEMBERS OF THE BOARD OF TRUSTEES OF THE TRUST
Shareholders are being asked to elect each of the individuals listed below (the “nominees”) as a member of the Board of Trustees. All of the nominees currently are Trustees of the Trust and have served in that capacity continuously since originally elected or appointed. Because the Trust does not hold regular annual shareholder meetings, each nominee, if elected, will hold office until his or her successor is elected and qualified or until he or she otherwise dies, retires, resigns, is removed or becomes disqualified.
The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies for the election of the nominees. If, prior to the Meeting, any nominee becomes unable to serve for any reason, the persons named as proxies reserve the right to substitute another person or persons of their choice as nominee or nominees. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Trust knows of no reason why any nominee would be unable or unwilling to serve if elected.
Trustees
The business and affairs of the Trust, including of all the Portfolios, are managed under the direction of the Board. Each member of the Board is not an “interested person” of the Trust (as defined in the 1940 Act) (an “Independent Trustee”). The following table presents certain information regarding the current Trustees of the Trust, including their principal occupations over the last five years. In addition, the table includes information concerning other directorships held by each Trustee in other registered investment companies or publicly traded companies. Each of the nominees is an Independent Trustee.

			Number of
			Portfolios in
	Position(s)	Principal Occupation(s)	Trust Complex	Other
Name, Address	Held with the	During	Overseen by	Directorships
and (Age)*	Trust	Past 5 years	Trustee	Held by Trustee
Robert M. Bordeman (51)	Trustee (since 2002)	1995 – Present, Chief Executive Officer, Safeway Insurance Group	24	None

Lisa Wilhelm Haag (49)	Trustee (since 2005)	2007 – Present, Director – Fixed Income & Currency, Trust Investments, The Boeing Company	24	None

		2001 – 2007, Vice President, Trustmark Insurance

		1995 – 2000, Senior Vice President, Banc One Capital Markets (currently J.P. Morgan Securities)

Kevin J. Tierney (56)	Trustee (since 2002) and Chairperson of the Board (since 2006)	1999 – Present, Kevin J. Tierney, Attorney at Law	24	None

*	Each Trustee’s business address is 1700 Merrill Lynch Drive, Pennington, NJ 08534.
Officers of the Trust
The following table presents information regarding the current officers of the Trust, including their principal occupations during the past five years.

Position(s)
Name, Address	Held with the	Term of Office and	Principal Occupation(s) During
and (Age)	Trust	Length of Time Served	Past 5 years
Deborah J. Adler (46)	President	Indefinite term since March 2006	January 2006 to Present, President and Chief Executive Officer, Merrill Lynch Insurance Group, Inc.

	Senior Vice President Trustee	September 2005 to March 2006 May 2003 to September 2005	February 2005 – January 2006, First Vice President, Chief Actuary and Director of Product Development, Actuarial & Funds Management, Merrill Lynch Insurance Group, Inc.

April 2003 – January 2005, Senior Vice President, Chief Actuary and Director of Product Development, Actuarial & Funds Management, Merrill Lynch Insurance Group, Inc.

September 2000 – March 2003, Vice President and Chief Actuary, Merrill Lynch Insurance Group, Inc.

J. David Meglen (44)	Vice-President	Indefinite term since June 2002	April 2002 – Present, Vice President and Chief Operating Officer, Roszel Advisors, LLC

Ann Strootman (45)	Treasurer and Chief Financial Officer	Indefinite term since July 2006	September 2005 – Present, Vice President, Reporting, Planning & Analysis, Merrill Lynch Insurance Group, Inc.

April 2004 – September 2005, Consultant, Self-Employed

1991 – 2004, Vice President and Controller, Penn Mutual Life Insurance Company

Barry Skolnick (56)	Secretary and Chief Compliance Officer	Indefinite term since June 2005	1990 – Present, Senior Vice President & General Counsel, Merrill Lynch Insurance Group, Inc.

Frances C. Grabish (40)	Assistant Secretary	Indefinite term since June 2002	1999 – Present, Vice President and Senior Counsel, Merrill Lynch Insurance Group, Inc.

*	Each officer’s business address is 1700 Merrill Lynch Drive, Pennington, NJ 08534.
Board Meetings
In 2007, the Board held five regularly scheduled meetings and two special meetings. Each Trustee was present, either in person or telephonically, at each meeting.
Communication with the Board of Trustees
Contract Owners with questions about the Trust may communicate with the Trust’s Board of Trustees by sending their communications to:
MLIG Variable Insurance Trust Board of Trustees
c/o Secretary of the Trust
1700 Merrill Lynch Drive
Pennington, NJ 08534
All communications received by the Trust’s Secretary in this manner will be delivered to the Chairperson of the Board of Trustees.
Board Committees
The Independent Trustees are members of the Trust’s Audit Committee. The Audit Committee acts as a liaison between the Trust’s independent registered public accounting firm and the full Board of Trustees. It oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers. It also oversees the independent audit of the Trust’s financial statements and the quality and objectivity of those financial statements. The Audit Committee meets quarterly and as the Committee determines is necessary or appropriate. During the fiscal year ended December 31, 2007, the Audit Committee held five meetings.
The Independent Trustees are members of the Trust’s Nominating and Governance Committee. The Nominating and Governance Committee nominates candidates for Independent Trustee membership on the Board and is also responsible for the corporate governance matters bearing on the Trust’s operations. Generally, the Nominating and Governance Committee does not consider nominees recommended by shareholders or Contract Owners.

The Nominating and Governance Committee evaluates candidates’ qualifications for Board membership and their independence from Roszel Advisors and its affiliates and Sub-Advisers and other principal service providers. The Nominating and Governance Committee also considers candidates’ relationships beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial or family relationships with Roszel Advisors and its affiliates and Sub-Advisers or the other principal service providers) and periodically reviews the continued independence of the current Independent Trustees. The Nominating and Governance Committee periodically reviews Independent Trustee compensation and recommends any appropriate changes to the full Board. The Nominating and Governance Committee meets quarterly and holds special meetings as it determines necessary or appropriate. During the fiscal year ended December 31, 2007, the Nominating and Governance Committee held four meetings.
Compensation of Trustees
The following table shows aggregate compensation paid to each Independent Trustee from the Trust and the Trust complex for the fiscal year ended December 31, 2007. The Trust’s officers receive no compensation from the Trust.

			Estimated	Total
		Pension or	Annual	Compensation
	Aggregate	Retirement Benefits	Benefits	From Trust and
Name of Person,	Compensation	Accrued As Part of	Upon	Trust Complex
Position	From the Trust	Trust Expenses	Retirement	Paid to Trustees
Robert M. Bordeman (1) (2)

Trustee	$26,000.00	None	None	$26,000.00

Lisa W. Haag (1)(2)

Trustee	$26,000.00	None	None	$26,000.00

Kevin J. Tierney (1) (2)

Trustee and Chairperson of the Board	$26,000.00	None	None	$26,000.00

The Trust currently pays each Independent Trustee the following compensation: an annual retainer of $13,000; a $3,000 fee for each regular Board meeting attended in person or by phone; a $1,500 fee for each special Board meeting attended in person or by phone. The Trust also reimburses each Independent Trustee for reasonable expenses for Trust business and continuing independent trustee education.

(1)	Member of the Audit Committee. Ms. Haag is the Chairperson of the Audit Committee.

(2)	Member of the Nominating and Governance Committee. Mr. Bordeman is the Chairperson of the Nominating and Governance Committee.
Trustees Ownership of Shares of the Portfolios
The following chart contains information relating to equity securities in the Trust and in the Trust’s “family of investment companies” beneficially owned by the trustees as of December 31, 2007. The Trust’s family of investment companies includes other registered investment companies that: (1) share the same investment adviser or principal underwriter as the Trust; and (2) hold themselves out to investors as related companies for purposes of investment and investor services.

Aggregate Dollar Range of
Equity Securities in All
	Dollar Range of Equity	Registered Investment
	Securities in	Companies Overseen by the
	Portfolio(s)	Trustee in Family of
Name of Trustee	of the Trust	Investment Companies
Robert M. Bordeman	None	None

Lisa W. Haag	None	None

Kevin J. Tierney	None	None
Required Vote
Trustees are elected by a plurality of the votes cast by holders of shares of the Trust present in person or represented by proxy at the Meeting.
The Board unanimously recommends that the shareholders of the Trust vote “FOR” the election of each of the nominees.

PROPOSAL 2
APPROVAL OF THE AMENDMENT OF CERTAIN FUNDAMENTAL INVESTMENT
RESTRICTIONS WITH RESPECT TO EACH PORTFOLIO
The Trust has adopted investment policies for each of the Portfolios. Investment policies that can only be changed by a vote of shareholders are considered “fundamental.” The 1940 Act requires that certain policies, including those dealing with diversification, industry concentration, borrowing money, and purchasing or selling commodities be fundamental. The Board may elect to designate other policies as fundamental. All of the Trust’s fundamental policies are referred to as fundamental investment restrictions.
Shareholders of each Portfolio are being asked to approve Proposals amending and restating four of the fundamental investment restrictions that apply to that Portfolio. The amendment to each investment restriction is set forth in a separate Proposal below (Proposals 2(a) – 2(d)).
Roszel Advisors has reviewed each of the current investment restrictions and has recommended to the Board that those listed below be amended and restated. Overall, the primary purpose of the proposed amendments is to update those fundamental restrictions that are more restrictive than required under the federal securities laws. The proposed amendments also are intended to simplify the Trust’s fundamental restrictions and to incorporate maximum flexibility that will permit the investment restrictions to accommodate future regulatory changes without the need for further shareholder action. In addition, the primary purpose of Proposals 2(a) and (b) is to permit the Trust to take advantage of exemptive relief obtained from the SEC on February 26, 2008, which permits the Portfolios of the Trust to invest in unaffiliated investment companies (the “Exemptive Order”). The Exemptive Order was obtained by the Trust and Roszel Advisors in order to provide Roszel Advisors and the subadvisers with increased flexibility in managing the Portfolios. Specifically, investments in other investment companies can provide certain Portfolios with the ability to gain exposure to assets classes in which they might otherwise be unable to invest because of the small size of the Portfolios.
Except as is noted below for Proposals 2(a) and (b), the proposed amendments are not expected to have any material effect on the manner in which any Portfolio is managed or on its current principal investment objective.
The Board has concluded that the proposed amendments to the investment restrictions are appropriate and will benefit the Portfolios and their shareholders. The Board unanimously recommends that shareholders of each Portfolio approve the proposed amendments applicable to that Portfolio.
If approved by shareholders of a Portfolio, each amended investment restriction will become effective as to that Portfolio when the Trust’s prospectus and/or statement of additional information are revised or supplemented to reflect the amendment. If a proposed amendment is not approved by shareholders of a Portfolio, the Trust’s current investment restriction will remain in effect as to that Portfolio.

Required Vote
Shareholders of each Portfolio will vote separately on each proposed amendment that applies to that Portfolio. As to any Portfolio, approval of each of Proposals 2(a) – 2(d) will require the affirmative vote of a Majority of the Outstanding Voting Securities of that Portfolio.
PROPOSAL 2(a)
APPROVAL OF THE AMENDMENT OF THE FUNDAMENTAL INVESTMENT
RESTRICTION WITH RESPECT TO DIVERSIFICATION FOR EACH PORTFOLIO
Section 5(b)(1) of the 1940 Act sets forth the requirements that must be met for an open-end investment company to be diversified. Section 13(a)(1) of the 1940 Act provides that an investment company may not change its classification from diversified to non-diversified unless authorized by the vote of a majority of its outstanding voting securities.
A diversified fund is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, a diversified fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, with respect to 75% of its total assets, a diversified fund may not hold more than 10% of the outstanding voting securities of any one issuer. Under the 1940 Act, these restrictions do not apply to U.S. government securities, securities of other investment companies, cash and cash items.
The Trust’s current investment restriction relating to diversification states that each Portfolio will not:
With respect to 75% of a Portfolio’s total assets, purchase securities of an issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities), if: (a) such purchase would cause more than 5% of the Portfolio’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.
Under the proposed amendment, the restriction with respect to diversification will provide as follows:
Each Portfolio may not with respect to 75% of a Portfolio’s total assets, purchase securities of an issuer (other than cash, cash items, securities of other investment companies, as the term “investment company” is defined in the 1940 Act, or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities), if (a) such purchase would cause more than 5% of the Portfolio’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

Discussion of Proposed Amendment
The Trust’s current investment restriction with respect to diversification is more restrictive than required under the 1940 Act because it does not exclude investments in other investment companies from the restriction. The proposed amendment modifies each Portfolio’s fundamental investment restriction regarding the Portfolio’s classification as a “diversified” fund under the 1940 Act to better track the language contained in the 1940 Act. If the proposed amendment is approved, the Portfolios will also be able to take full advantage of the Exemptive Order. Under the current fundamental restriction, a Portfolio is not able to take full advantage of the Exemptive Order because with respect to 75% of its assets, a Portfolio’s investment in any one investment company would be limited to 5%.
The Board unanimously recommends that shareholders of each Portfolio vote “FOR” Proposal 2(a).
PROPOSAL 2(b)
APPROVAL OF THE AMENDMENT OF THE FUNDAMENTAL INVESTMENT
RESTRICTION WITH RESPECT TO INDUSTRY CONCENTRATION FOR EACH
PORTFOLIO
Under the 1940 Act, a fund’s policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. The Trust’s current investment restriction relating to concentration states that each Portfolio will not:
Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).
Under the proposed amendment, the restriction with respect to industry concentration will read as follows:
Each Portfolio may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any or its agencies or instrumentalities), except that a Portfolio may invest up to 100% of its total assets in other investment companies, as the term “investment company” is defined in the 1940 Act.
Discussion of Proposed Amendment
To the extent that investment companies could be considered an “industry,” the current restriction could be read to prevent a Portfolio from investing more than 25% of its assets in other investment companies. Thus, in order to permit the Portfolios to take full advantage of the Exemptive Order obtained from the SEC by permitting a Portfolio to invest more than 25% of its assets in underlying investment companies, an amendment to the restriction is being proposed.

The Board unanimously recommends that shareholders of each Portfolio vote “FOR” Proposal 2(b).
PROPOSAL 2(c)
APPROVAL OF THE AMENDMENT OF THE FUNDAMENTAL INVESTMENT
RESTRICTION WITH RESPECT TO BORROWING FOR EACH PORTFOLIO
Under Section 18(f)(1) of the 1940 Act, a fund may not borrow money, except as expressly permitted by Section 18. Sections 8(b)(1)(B) and 13(a)(2) of the 1940 Act together require that the Trust have a fundamental investment restriction addressing borrowing for each of the Portfolios. Generally, a fund may borrow up to 33.33% of its total assets (including the amount borrowed) from banks and may borrow an additional 5% of its total assets for temporary purposes from any other person.
The Trust’s current investment restriction relating to borrowing states that each Portfolio will not:
Borrow money, except (a) the Portfolio may borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33.33% of its total assets (including the amount borrowed), (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Portfolio may purchase securities on margin to the extent permitted by applicable law and (e) the Portfolio may engage in transactions in mortgage dollar rolls which are accounted for as financings.
Under the proposed amendment, the restriction with respect to borrowing will provide as follows:
Each Portfolio may not borrow money, except as permitted under the 1940 Act, as amended, and rules, regulations, or orders obtained thereunder, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Discussion of Proposed Amendment
The current restriction contains the current restrictions on borrowing applicable to registered investment companies under the 1940 Act. If the amended restriction is approved, the Portfolios would still be subject to the restrictions on borrowing set forth above. However, to the extent that the 1940 Act is amended in the future, the Portfolios would be able to take advantage of any changes to the restrictions without incurring the costs of an additional shareholder meeting.
The Board unanimously recommends that shareholders of each Portfolio vote “FOR” Proposal 2(c).

PROPOSAL 2(d)
APPROVAL OF THE AMENDMENT OF THE FUNDAMENTAL INVESTMENT
RESTRICTION WITH RESPECT TO COMMODITIES FOR EACH PORTFOLIO
Sections 8(b)(1)(F) and 13(a)(2) of the 1940 Act together require that the Trust have a fundamental restriction dealing with the purchase or sale of commodities for each of the Portfolios. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, may, under certain circumstances, also be considered to be commodities. Mutual funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement tax or cash management strategies, or to enhance returns.
The Trust’s current investment restriction relating to commodities states that each Portfolio will not:
Invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.
Under the proposed amendment, the restriction with respect to commodities will provide as follows:
Each Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, provided that this limitation shall not prohibit a Portfolio from purchasing, selling or entering into financial derivative or commodity contracts (such as futures contracts or options on futures contracts, or transactions related to currencies), subject to compliance with any applicable provisions of applicable law.
Discussion of Proposed Amendment
The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. However, under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency, stock index, or interest rate futures, may be considered to be commodities. The proposed amendment clarifies the scope of the policy by expressly limiting the restriction to physical commodities and clarifying that financial derivative or commodity contracts are not limited by this restriction.
The Board unanimously recommends that shareholders of each Portfolio vote “FOR” Proposal 2(d).
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The firm of Deloitte & Touche LLP (“Deloitte”), located at 200 Berkeley Street, Boston, Massachusetts 02116-5022, served as the independent registered public accounting firm of the Trust for the year ended December 31, 2007, and the Board, all of whom are Independent Trustees, has chosen to select Deloitte to continue as the independent registered public accounting firm of the Trust for 2008. Deloitte has served as the independent registered public accounting firm of the Trust since its inception. As the Trust’s independent registered public accounting firm, Deloitte will perform independent audits of the Portfolios’ financial statements. Representatives of Deloitte are not expected to attend the Meeting.
Audit Fees
Deloitte’s fees for professional services rendered for the audit of the Trust’s annual financial statements for the years ended December 31, 2006 and December 31, 2007, were approximately $436,918 and $461,725, respectively.
Audit-Related Fees
The Trust did not pay fees to Deloitte for audit-related services in 2006 or 2007.
Tax Fees
Deloitte’s fees for professional services related to tax compliance, tax advice, and tax planning for the years ended December 31, 2006 and December 31, 2007, were approximately $60,400 and $64,960, respectively.
All Other Fees
The Trust did not pay fees to Deloitte for any other services for the years ended December 31, 2006 and December 31, 2007.
Pre-approval Policy
The Trust’s Audit Committee pre-approves Deloitte’s engagements for audit and non-audit services to the Trust and certain non-audit services to affiliates that are required to be pre-approved on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining Deloitte’s independence. The Chairman of the Audit Committee has the authority to grant pre-approvals of audit and non-audit services subject to the requirement that any such pre-approval shall be presented to the full Committee at its next scheduled meeting.
The Audit Committee approved, pursuant to its pre-approval policy, the audit fees and the tax fees listed above.
Auditor Fees for Related Entities
The aggregate non-audit fees billed by Deloitte for services rendered to the Trust and Roszel Advisors and affiliates of Roszel Advisors performing ongoing services to the Trust for the years ended December 31, 2006 and December 31, 2007 were approximately $3,100,000 and $3,500,000, respectively.
OTHER INFORMATION
J.P. Morgan Investor Services Co. (“JPMIS”) provides certain administrative services to the Trust pursuant to an administration agreement between J.P. Morgan and the Trust. JPMIS is located at 73 Tremont Street, Boston, Massachusetts 02108-3913.

Merrill Lynch, Pierce, Fenner & Smith Inc. (“MLPF&S”) serves, without compensation from the Trust, as principal underwriter to the Trust pursuant to an agreement between MLPF&S and the Trust. MLPF&S is located at 4 World Financial Center, New York, New York 10080 and is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc.
The Trust’s Declaration of Trust provides that the Trust need not hold annual shareholder meetings, except as required by the 1940 Act. Therefore, it is probable that no annual meeting of shareholders will be held in 2008 or in subsequent years. Proposals that shareholders intend to present for inclusion in the proxy materials with respect to a special meeting must be received by the Trust within a reasonable period of time before the solicitation is made. The timely submission of a proposal does not, however, guarantee its inclusion.
Other Business
Roszel Advisors knows of no other business to be presented at the Meeting other than the matters set forth in this Proxy Statement. If any other business properly comes before the Meeting, the proxies will exercise their best judgment in deciding how to vote on such matters.

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APPENDIX A
OUTSTANDING SHARES AND SHARE OWNERSHIP
As of the Record Date, the net asset value per share, number of shares outstanding, number of votes eligible to be cast at the Meeting with respect to each Portfolio, and the percentage ownership thereof by Merrill Lynch Life Insurance Company (“MLLIC”), 4333 Edgewood Rd., NE, Cedar Rapids, IA 52499, and Merrill Lynch Life Insurance Company of New York (“MLNY”), 4 Manhattenville Rd., Purchase, NY 10577, through their respective Separate Accounts, are set forth below.
As of the Record Date, officers and directors of the Trust together beneficially owned (i.e., as Contract Owners) less than 1% of each Portfolio’s shares.

		Net
		Asset		Percentage	Percentage
		Value		of Shares	of Shares
	Shares	Per	Number of	held by	held by
Portfolio	Outstanding	Share	Eligible Votes	MLLIC	MLNY
Roszel/AllianceBernstein Large Cap Core	98,755.45	8.46	835,097	100%	0%
Roszel/Allianz CCM Capital Appreciation	10,886,963.86	12.13	132,097,428	92%	8%
Roszel/Allianz NFJ Mid Cap Value	256,361.47	7.25	1,859,195	99%	1%
Roszel/Allianz NFJ Small Cap Value	5,907,150.23	13.04	77,044,210	92%	8%
Roszel/BlackRock Fixed-Income	933,409.92	10.06	9,386,152	98%	2%
Roszel/BlackRock Relative Value	776,152.70	9.32	7,230,576	99%	1%
Roszel/Cadence Mid Cap Growth	197,246.05	8.99	1,772,639	94%	6%
Roszel/Davis Large Cap Value	212,053.49	9.06	1,920,752	99%	1%
Roszel/Delaware Small-Mid Cap Growth	168,724.87	9.28	1,565,586	100%	0%
Roszel/Delaware Trend	2,376,552.15	10.49	24,920,255	94%	6%
Roszel/Fayez Sarofim Large Cap Core	120,084.84	11.37	1,365,000	100%	0%
Roszel/JPMorgan International Equity	258,862.87	11.36	2,939,920	97%	3%
Roszel/JPMorgan Small Cap Growth	5,372,347.81	9.46	50,819,951	93%	7%
Roszel/Lord Abbett Affiliated	4,390,227.78	12.09	53,060,256	92%	8%
Roszel/Lord Abbett Bond Debenture	1,150,301.36	10.63	12,224,127	92%	8%
Roszel/Lord Abbett Government Securities	633,138.29	10.54	6,672,564	98%	2%
Roszel/Lord Abbett Large Cap Value	585,694.11	10.42	6,102,690	99%	1%
Roszel/Lord Abbett Mid Cap Value	10,098,893.89	9.71	98,103,538	93%	7%
Roszel/Lazard International	307,979.41	12.17	3,749,216	99%	1%
Roszel/Loomis Sayles Large Cap Growth	60,124.06	9.70	583,080	96%	4%
Roszel/Marsico Large Cap Growth	5,874,261.67	11.75	69,045,469	94%	6%
Roszel/NWQ Small Cap Value	352,750.63	7.60	2,679,455	100%	0%
Roszel/Rittenhouse Large Cap Growth	549,297.65	9.67	5,313,995	99%	1%
Roszel/Seligman Mid Cap Growth	3,366,029.70	11.58	38,968,481	92%	8%

As of the Record Date, the following Contract Owners owned contracts that individually or in the aggregate had a total interest in the Portfolio of 5% or more:

	Name and Location of Contract
Portfolio	Owner	Percentage of Outstanding Shares
Roszel/Alliance Large Cap Core	Lavon W. Baker	7.83%
Portfolio	Austin, TX 78759-8233
Roszel/Alliance Large Cap Core	James A. Harris	8.02%
Portfolio	Omaha, NE 68154-1826
Roszel/Alliance Large Cap Core	SW Maley Trust UAD 8/14/92	8.46%
Portfolio	Boulder, CO 80306-0000
Roszel/Alliance Large Cap Core	Nancy Harris	13.14%
Portfolio	Beverly Hills, CA 90210-1410
Roszel/Allianz NFJ Mid Cap Value	Robert R. Thompson	10.69%
Portfolio	Jupiter, FL 33469-0000
Roszel/BlackRock Relative Value	Anne M. Padgett	7.19%
Portfolio	Owensboro, KY 42301-3506
Roszel/BlackRock Relative Value	W. Neil Padgett	26.21%
Portfolio	Owensboro, KY 42301-3506
Roszel/Cadence Mid Cap Growth	Charles C. Powell, Jr.	6.42%
Portfolio	Belton, TX 76513-0000
Roszel/Cadence Mid Cap Growth	Donn R. Bearden	7.42%
Portfolio	Santa Rosa, CA 95409-6491
Roszel/Cadence Mid Cap Growth	Robert R. Thompson	12.23%
Portfolio	Jupiter, FL 33469-0000
Roszel/Cadence Mid Cap Growth	Jevene B. Littlewood Trust	5.55%
Portfolio	Sebring, FL 33870-0000
Roszel/Davis Large Cap Value	William McHenry Trust	5.08%
Portfolio	Silver Spring, MD 20904
Roszel/Davis Large Cap Value	Edward W. Weaver	5.85%
Portfolio	Edgewater. FL 32141-4305
Roszel/Davis Large Cap Value	Stan A. Rabineau	6.33%
Portfolio	Concord, NC 28027-3907
Roszel/Davis Large Cap Value	Margaret M. Smith	6.64%
Portfolio	Ridgeland, MS 39157-4194
Roszel/Davis Large Cap Value	John Mathai	6.96%
Portfolio	York, PA 17403-4499
Roszel/Davis Large Cap Value	J. Donald Anderson	11.08%
Portfolio	Charlotte, NC 28270-0675
Roszel/Delaware Small-Mid Cap	Charles C. Powell, Jr.	7.13%
Growth Portfolio	Belton, TX 76513-0000

	Name and Location of Contract
Portfolio	Owner	Percentage of Outstanding Shares
Roszel/Fayez Sarofim Large Cap	Charles J. Fagnan	5.06%
Core Portfolio	Gettysburg, PA 17325-7547
Roszel/Fayez Sarofim Large Cap	Frederic W. Mitchell	5.68%
Core Portfolio	Ocean Island Beach, NC 28469-1824
Roszel/Fayez Sarofim Large Cap	Dr. Constantine J. Falliers	5.86%
Core Portfolio	Englewood, CO 80113-5009
Roszel/Fayez Sarofim Large Cap	David Jon Morris	6.83%
Core Portfolio	Ooltewah, TN 37363-6511
Roszel/Loomis Sayles Large Cap	Margaret Bellistri	5.02%
Portfolio	Severna Park, MD 21146-3051
Roszel/Loomis Sayles Large Cap	Kimberly A. Cantlon	5.37%
Portfolio	Plymouth, MN 55447-7401
Roszel/Loomis Sayles Large Cap	Laurence Singal	6.60%
Portfolio	Southfield, MI 48075-7033
Roszel/Loomis Sayles Large Cap	Gary M. Rivedal	7.33%
Portfolio	Sioux City, IA 51104-2235
Roszel/Loomis Sayles Large Cap	Nancy Harris	9.32%
Portfolio	Beverly Hills, CA 90210-1410
Roszel/Loomis Sayles Large Cap	Donn R. Bearden	10.73%
Portfolio	Santa Rosa, CA 95409-6491
Roszel/Loomis Sayles Large Cap	John R. Johnson	18.27%
Portfolio	Destin, FL 32541-5321
Roszel/Lord Abbett Government	Robert R. Thompson	5.03%
Securities Portfolio	Jupiter, FL 33469-0000
Roszel/Lord Abbett Large Cap	Robert R. Thompson	5.33%
Value Portfolio	Jupiter, FL 33469-0000
Roszel/NWQ Small Cap Value	Kenneth S. Baum	5.29%
Portfolio	Fort Worth, TX 76109-0000

3 EASY WAYS TO VOTE

1.	Automated Touch Voting: Call toll-free 1-800-221-0697 and follow the prompts.

2.	On the Internet at www.proxyweb.com and follow the simple instructions.

3.	Return this card using the enclosed postage-paid envelope.
[999 999 999 999 99]
MLIG Variable Insurance Trust
SPECIAL MEETING OF SHAREHOLDERS — May 30, 2008
VOTING INSTRUCTION CARD
INSURANCE COMPANY NAME PRINTS HERE
PORTFOLIO NAME PRINTS HERE
THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANY ON BEHALF OF THE BOARD OF TRUSTEES OF MLIG VARIABLE INSURANCE TRUST FOR A SPECIAL MEETING OF THE SHAREHOLDERS OF THE ABOVE-REFERENCED PORTFOLIO, A SERIES OF MLIG VARIABLE INSURANCE TRUST, TO BE HELD ON MAY 30, 2008.
The undersigned hereby instructs the above-referenced Insurance Company to vote the shares of the above mentioned Portfolio, (the “Portfolio”), a series of MLIG Variable Insurance Trust (the “Trust”), to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolio (the “Meeting”) to be held on May 30, 2008, at 9:00 a.m., Eastern time, at 1700 Merrill Lynch Drive, Pennington, NJ 08534, and at any adjournment(s) thereof.
The undersigned hereby revokes any previous voting instructions he or she has given with respect to such shares. By signing below, the undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated April 11, 2008.

Please mark, sign, date and return this Voting
Instruction Card promptly in the enclosed envelope.

Dated: __________________________, 2008

(Signature)	(Sign in the Box)

Please sign exactly as your name appears on this card. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian), the individual must provide his or her full title following the signature.

THE VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED. YOUR INSURANCE COMPANY WILL VOTE IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED, “FOR” THE PROPOSALS. PLEASE COMPLETE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED ENVELOPE. VOTING INSTRUCTION CARDS MUST BE RECEIVED BY MAY 29, 2008 TO BE COUNTED.
          Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☑
          PLEASE DO NOT USE FINE POINT PENS.

		FOR	AGAINST	ABSTAIN

1.	To elect the following individuals, each of whom currently serves as a trustee for the Trust, to serve as trustees for indefinite terms and until their successors shall take office:

	(01) Robert M. Bordeman	☐	☐	☐	(01)

	(02) Lisa Wilhelm Haag	☐	☐	☐	(02)

	(03) Kevin J. Tierney	☐	☐	☐	(03)

2(a).	To approve the amendment of the Portfolio’s fundamental investment restriction with respect to diversification requirements.	☐	☐	☐	2(a).

2(b).	To approve the amendment of the Portfolio’s fundamental investment restriction with respect to industry concentration.	☐	☐	☐	2(b).

2(c).	To approve the amendment of the Portfolio’s fundamental investment restriction with respect to borrowing.	☐	☐	☐	2(c).

2(d).	To approve the amendment of the Portfolio’s fundamental investment restriction with respect to commodities.	☐	☐	☐	2(d).
PLEASE SIGN AND DATE ON THE REVERSE SIDE.